===================================================================
Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:     441919AE7
Series Number of Class A-2 Certificates:     441919AF4
Original Sale Balance:             $474,825,000
======================================================================


Servicer Certificate (Page 1 of 3)

Distribution Date:                                                    09/20/96


Investor Certificateholder Floating Allocation Percentage                                        97.27%
Investor Certificateholder Fixed Allocation Percentage                                           97.90%

Aggregate Amount of  Collections                                                         14,278,597.18
Aggregate Amount of  Interest Collections                                                 4,126,953.80
Aggregate Amount of  Principal Collections                                               10,151,643.38

Class A Interest Collections                                                              4,014,230.18
Class A Principal Collections                                                             8,975,052.12
Seller Interest Collections                                                                 112,723.62
Seller Principal Collections                                                              1,176,591.26

Weighted Average Loan Rate                                                                       14.02%
Net Loan Rate                                                                                    13.02%

Class A-1 Certificate Rate                                                                        5.66%
Maximum Investor Certificate Rate                                                                13.02%
Class A-1 Certificate Interest Distributed                                                1,591,484.58
Class A-1 Investor Certificate Interest Shortfall before Policy Draw                              0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                                          0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                                         0.00
Unpaid Class A-1 Carryover Interest Amount                                                        0.00

Class A-2 Certificate Rate                                                                        5.65%
Maximum Investor Certificate Rate                                                                13.02%
Class A-2 Certificate Interest Distributed                                                   69,889.36
Class A-2 Investor Certificate Interest Shortfall before Policy Draw                              0.00
Unpaid Class A-2 Certificate Interest Shortfall Received                                          0.00
Unpaid Class A-2 Certificate Interest Shortfall Remaining                                         0.00
Unpaid Class A-2 Carryover Interest Amount                                                        0.00

Maximum Principal Dist. Amount (MPDA)                                                     9,938,915.69
Alternative Principal Dist. Amount (APDA)                                                 8,975,052.12
Rapid Amortization Period? (Y=1, N=0)                                                             0.00
Scheduled Principal  Distribution Amount (SPDA)                                           8,975,052.12

Principal  allocable to Class A-1                                                         8,597,013.95
Principal allocable to Class A-2                                                            378,038.17
SPDA deposited to Funding Account                                                                 0.00

Accelerated Principal Distribution Amount                                                         0.00

APDA allocable to Class A-1                                                                       0.00
APDA allocable to Class A-2                                                                       0.00

Reimbursement to Credit Enhancer                                                                  0.00

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount                                        482,519.89
Reduction in Certificate Principal Balance
    due to Current Class A-2 Liquidation Loss Amount                                         21,217.94
Cumulative Investor Liquidation Loss Amount                                                 503,737.83

Total Principal allocable to A-1                                                          9,079,533.84
Total Principal allocable to A-2                                                            399,256.11

Beginning Class A-1 Certificate Principal Balance                                       326,677,089.87
Beginning Class A-2 Certificate Principal Balance                                        14,364,926.97
Ending Class A-1 Certificate Principal Balance                                          317,597,556.03
Ending Class A-2 Certificate Principal Balance                                           13,965,670.86

Class A-1 Factor                                                                             0.6982852
Class A-2 Factor                                                                             0.6982835
Pool Factor (PF)                                                                             0.7091880

Servicer Certificate (Page 2 of  3)

Distribution Date:                                               09/20/96

Retransfer Deposit Amount                                                                         0.00
Servicing Fees Distributed                                                                  286,220.50
Beg. Accrued and Unpaid Inv. Servicing Fees                                                       0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                                                     0.00
End. Accrued and Unpaid Inv. Servicing Fees                                                       0.00

Aggregate Investor Liquidation Loss Amount                                                  503,737.83
Investor Loss Reduction Amount                                                                    0.00

Beginning Pool Balance                                                                  353,109,497.30
Ending Pool Balance                                                                     343,613,843.65
Beginning Invested Amount                                                               343,464,603.84
Ending Invested Amount                                                                  333,985,813.89
Beginning Seller Principal Balance                                                        9,644,893.46
Ending Seller Principal Balance                                                           9,628,029.76
Additional Balances                                                                       1,176,591.26

Beginning Funding Account Balance                                                                 0.00
Ending Funding Account Balance                                                                    0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans)                        0.00%
Principal Balance of Subsequent Loans                                                             0.00

Beginning Reserve Account Balance                                                         1,211,294.00
Ending Reserve Account Balance                                                            1,211,294.00

Beginning Seller Interest                                                                       2.4691%
Ending Seller's Interest                                                                        2.8020%

Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                                               714
     Trust Balance                                                                       23,499,336.43
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                                               161
     Trust Balance                                                                        4,906,899.60
   90+ days (Del Stat 3+)
     No. of Accounts                                                                               293
     Trust Balance                                                                        8,990,478.05
   REO
     No. of Accounts                                                                                12
     Trust Balance                                                                          481,585.61

Rapid Amortization Event ?                                                            No
   Failure to make payment within 5 Business Days of Required Date ?                  No
   Failure to perform covenant relating to Trust's Security Interest ?                No
   Failure to perform other covenants as described in the Agreement ?                 No
   Breach of Representation or Warranty ?                                             No
   Bankruptcy, Insolvency or Receivership relating to Seller ?                        No
   Subject to Investment Company Act of 1940 Regulation ?                             No
   Servicing Termination ?                                                            No


Servicer Certificate (Page 3 of  3)

Distribution Date:                                                                            09/20/96

Event of Default ?                                                                    No
   Failure by Servicer to make payment within 5 Bus. Days of Required Date ?          No
   Failure by Servicer to perform covenant relating to Trust's Security Interest ?    No
   Failure by Servicer to perform other covenants as described in the Agreement?      No
   Bankruptcy, Insolvency or Receivership relating to Master Servicer ?               No
   Trigger Event ?                                                                    No

Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)                    N/A
Premium Distributed to Credit Enhancer                                                            0.00
Amount Distributed to Seller                                                              1,289,314.88
Master Servicer Credit Facility Amount                                                            0.00
Guaranteed Principal Distribution Amount                                                          0.00
Credit Enhancement Draw Amount                                                                    0.00

Application of Available Funds
     Aggregate Amount of Collections                                                     14,278,597.18
    Deposit for principal not used to purchase subsequent loans


     Servicing Fee                                                                          286,220.50
     Prinicpal and Interest to Class A-1                                                 10,671,018.42
     Prinicpal and Interest to Class A-2                                                    469,145.47
     Seller's portion of Principal and Interest                                           1,289,314.88
     Funds deposited into Funding Account (Net)                                                   0.00
     Funds deposited into Spread  Account                                                         0.00
     Excess funds released to Seller                                                      1,562,897.91
     Total                                                                               14,278,597.18


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

Attached as Exhibit A hereto is a list of all Mortgage Loans with respect to which the Trust Balances have been paid in full and all amounts received in connections with the payment of such Trust Balances which are required to be deposited in the Certificate Account or credited to the Mortgage Loan Payment
Record pursuant to Section 3.02 of the Agreement have been so deposited.




A Servicing Officer

======================================================================
Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:     441919AE7
Series Number of Class A-2 Certificates:     441919AF4
Original Sale Balance:             $474,825,000
======================================================================

Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                                 09/20/96

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage                                       97.2686%
Class A Certificateholder Fixed Allocation Percentage                                          97.9045%

Beginning Class A-1 Certificate Balance                                                 326,677,089.87
Beginning Class A-2 Certificate Balance                                                  14,364,926.97

Class A-1 Certificate Rate                                                                     5.65750%
Class A-2 Certificate Rate                                                                     5.65000%
Class A-1 Certificate Interest Distributed                                                    3.499114
Class A-2 Certificate Interest Distributed                                                    3.494468
Class A-1 Certificate Interest Shortfall Distributed                                          0.000000
Class A-2 Certificate Interest Shortfall Distributed                                          0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall                                     0.000000
Remaining Unpaid Class A-2 Certificate Interest Shortfall                                     0.000000

Rapid Amortization Event ?                                                            No
Class A-1 Certificate Principal Distributed                                                  19.962697
Class A-2 Certificate Principal Distributed                                                  19.962806
   Maximum Principal Distribution Amount                                                     20.931745
   Scheduled Principal  Distribution Amount (SPDA)                                           18.901810
   Accelerated Principal Distribution Amount                                                  0.000000
   Aggregate Investor Liquidation Loss Amount Distributed                                     1.060892

Total Amount Distributed to Certificateholders                                               22.400729

Principal Collections deposited into Funding Account                                              0.00
Ending Funding Account Balance                                                                    0.00

Ending Class A-1 Certificate Balance                                                    317,597,556.03
Ending Class A-2 Certificate Balance                                                     13,965,670.86

Class A-1 Factor                                                                             0.6982852
Class A-2 Factor                                                                             0.6982835
Pool Factor (PF)                                                                             0.7091880

Unreimbursed Liquidation Loss Amount                                                              0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount                                          0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount                                 0.00

Class A Servicing Fee                                                                       286,220.50

Beginning Invested Amount                                                               343,464,603.84
Ending Invested Amount                                                                  333,985,813.89
Beginning Pool Balance                                                                  353,109,497.30
Ending Pool Balance                                                                     343,613,843.65

Credit Enhancement Draw Amount                                                                    0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                                                            09/20/96

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 1)
     No. of Accounts                                                                               714
     Trust Balance                                                                       23,499,336.43

   60 - 89 days (Del Stat 2)
     No. of Accounts                                                                               161
     Trust Balance                                                                        4,906,899.60

   90+ days (Del Stat 3+)
     No. of Accounts                                                                               293
     Trust Balance                                                                        8,990,478.05

   REO
     No. of Accounts                                                                                12
     Trust Balance                                                                          481,585.61

Aggregate Liquidation Loss Amount for Liquidated Loans                                      383,789.42

Class A-1 Certificate Rate for Next Distribution Date                                 To be updated
Class A-2 Certificate Rate for Next Distribution Date                                 To be updated

Amount of any Draws on the Policy                                                                 0.00

Subsequent Mortgage Loans
     No. of Accounts                                                                              0.00
     Trust Balance                                                                                0.00


